                                  FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                    6/13/01

                       Commission File Number 00030074

                                APO HEALTH, INC.
                               ------------------
            (Exact name of registrant as specified in its charter)


                 Nevada                              86-0871787
                --------                            ------------
    (State or other jurisdiction of      (IRS Employer Identification No.)
     incorporation or organization)



                3590 Oceanside Road, Oceanside, New York 11575
               ------------------------------------------------
                   (Address of principal executive offices)

                                (800) 365-2839
                               ----------------
                        (Registrant's telephone number)

                        InternetFinancialCorp.com, Inc.
                         1055 W. Hastings St., Ste 900
                      Vancouver, British Columbia, Canada
                          Former fiscal year: April 30
             (Former name, former address and former fiscal year,
                         If changed since last report)

                                (516) 763-5631
                               ----------------
                (Registrant's facsimile, including area code)

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                                ITEMS REPORTED

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On or about June 1, 2001, the registrant engaged Malone & Bailey, PLLC,
located in Houston, Texas as its new independent accountant.   Michael L.
Stuck, CPA PC, located in Scottsdale, Arizona was its prior accountant, and he audited and reported on the financial statements of Internationalfinancial.com, Inc. as of, and for, the two most recent fiscal years ended April 30, 2001 and 2000. Mr. Stuck's reports on the financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. On
or about August 10, 2001, Michael Stuck was terminated.   There were no
disagreements between the Company and Mr. Stuck with respect to any matter of accounting principals, auditing scope or procedure.


ITEM 5.  OTHER INFORMATION

N/A

                                  SIGNATURES

Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               APO Health, Inc.
                                 (Registrant)



DATE:     2/13/02                  By:    /s/ Jan Stahl
                                        ----------------------------
                                         Jan Stahl, President






Exhibit Index


  16.4      Former Accountant's response letter (Michael L. Stuck, CPA PC)